SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                        Pharmaceutical HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-92161
                                    333-95805
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1 Pharmaceutical HOLDRS Trust Prospectus dated July 7, 2003 updating the Prospectus dated March 12, 2002.

              99.2 Pharmaceutical HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 7, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  August 13, 200                           By:      /s/ MITCHELL M. COX
                                                   -----------------------------
                                                Name:    Mitchell M. Cox
                                                Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Pharmaceutical HOLDRS Trust Prospectus dated July 7, 2003 updating the Prospectus dated March 12, 2002.

(99.2) Pharmaceutical HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 7, 2003.